EXHIBIT 23

CONSENT OF PARENTEBEARD LLC

Exhibit 23

EXHIBIT 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-123670) of Flatbush Federal Bancorp, Inc. (the “Company”) of our report dated March 30, 2012, relating to the Company’s consolidated financial statements, which appears in this Annual Report on Form 10-K.

/s/ ParenteBeard LLC

Clark, New Jersey
March 30, 2012

Exhibit 23